SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               September 29, 2010
                Date of Report (Date of Earliest event reported)


                               GLOBAL NUTECH, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       333-149857               26-0338889
(State or other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

5412 Bolsa Avenue, Suite D, Huntington Beach, CA                   92649
  (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (714) 373-1930

                                 BIO-CLEAN, INC.
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 22, 2010, the Company's wholly owned subsidiary, E-Clean Acquisitions Corporation, entered into a Joint Venture Agreement with Robert Kavanaugh, d/b/a Biotec Foods, a/k/a/ Agrigenic Food Company("Agrigenic"). Under the Joint Venture Agreement, the Company will provide marketing, distribution and sales for Agrigenic, including its lines of Biotec Foods(R) and Biomed Foods(R) dietary supplements for humans and Biovet International(R) dietary supplements for animals. Net profits of the Joint Venture will be divided 60% to Agrigenic and 40% to the Company. The Company will issue 50 million shares of its restricted common stock to the Joint Venture as provided for in the Joint Venture Agreement. The Joint Venture Agreement supersedes a previously announced, non-binding, letter of intent between the parties whereby the Company would acquire certain assets of Agrigenic. A copy of the Joint Venture Agreement is attached as Exhibit 10.1.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the terms of the Joint Venture Agreement (see Item 1.01), on October 8, 2010 the Company issued 50,000,000 restricted shares of its common stock to the Joint Venture.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

The Articles of Incorporation of the Company were amended, effective October 8, 2010, to change the name of the Company from Bio-Clean, Inc. to Global NuTech, Inc. and to increase the number of authorized shares of its common stock from 100,000,000 to 1,400,000,000. A copy of the Amendment to Articles of Incorporation is attached as Exhibit 3.1.

SECTION 7 - REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 8, 2010, the Company issued a Press Release disclosing the terms and conditions of the Joint Venture Agreement with changed its name to Global NuTech, Inc. A copy of the Press Release is attached as Exhibit 99.1.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(D)  EXHIBITS.

                                  EXHIBIT TABLE

Exhibit No.                        Description
-----------                        -----------

   3.1 Certificate of Amendment to Articles of Incorporation Filed with the Nevada Secretary of State on September 2, 2010.

   10.1 Joint Venture Agreement by and between E-Clean Acquisitions Corporation and Robert Kavanaugh dated September 29, 2010.

   99.1     Press Release dated and issued by the Company on October 8, 2010.

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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2010                GLOBAL NUTECH, INC.


                                     By: /s/ E. G. Marchi
                                         ---------------------------------------
                                     Name:  E. G. Marchi
                                     Title: President


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